PROMISSORY NOTE

$203,323.70                                            Dated: December 31, 2003

          FOR VALUE RECEIVED, INFINITE GROUP, INC., a corporation with offices at 595 Blossom Road, Suite 309, Rochester, NY 14610 (the "Borrower"), hereby promises to pay to NORTHWEST HAMPTON HOLDINGS, LLC, a New York limited liability company with an address at 6640 Golf View Rise, Victor, NY 14564 (the "Lender"), the principal sum of Two Hundred Three Thousand Three Hundred Twenty Three Dollars and Seventy Cents ($203,323.70), plus interest at the annual rate of 7.75% in one lump sum on January 1, 2007.

      THIS NOTE CANCELS AND REPLACES IN ITS ENTIRETY THAT CERTAIN CONSOLIDATED PROMISSORY NOTE DATED OCTOBER 10, 2002 IN THE ORIGINAL PRINCIPAL AMOUNT OF $211,004.53 MADE PAYABLE BY OSLEY & WHITNEY, INC. TO THE BANK OF WESTERN MASSACHUSETTS, WITH GUARANTOR RATIFICATION BY INFINITE GROUP, INC., WHICH WAS TRANSFERRED AND ASSIGNED TO THE LENDER BY THE BANK OF WESTERN MASSACHUSETTS PURSUANT TO A NON-RECOURSE ASSIGNMENT AND ALLONGE TO CONSOLIDATED PROMISSORY NOTE, EACH DATED AUGUST 5, 2003.

      Borrower shall have no right to prepay all or any part of the outstanding principal amount of this Note at any time.

            Upon the occurrence of any of the following events of default, the entire indebtedness evidenced by this Note, including expenses of collection, shall immediately become due and payable without further notice, presentation or demand:

            (i) The failure to pay the principal amount of this Note together with accrued interest within ten (10) days of its due date following the Lender's written notice of default and demand;

            (ii) The bankruptcy of Borrower or the filing by Borrower of a voluntary petition under any provision of the bankruptcy laws; the institution of bankruptcy proceedings in any form against Borrower which shall be consented to or permitted to remain undismissed or unstayed for ninety (90) days; or the making by Borrower of an assignment for the benefit of creditors;

            (iii) The taking of any judgment against Borrower, which judgment is not paid in accordance with its terms, satisfied, discharged, stayed or bonded within ninety (90) days from the entry thereof; or

            (iv) The assignment of this Note by Borrower, provided, however, that Borrower may assign this Note to any person or entity that controls, is controlled by or is under common control with, Borrower.

            No failure on the part of Lender to exercise, and no delay in exercising, any of the rights provided for herein, shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

            Lender shall not, without the express prior written consent of Borrower, assign, sell, gift or otherwise transfer this Note to any third party, provided, however, that Lender may assign this Note to any person or entity that controls, is controlled by or is under common control with, Lender without the prior consent of Borrower.

            Lender shall have the right in his sole discretion upon written notice to the Borrower at any time after September 1, 2005 to convert all or part of the principal amount of this Note, together with accrued and unpaid interest, late fees and other charges, for common stock of the Borrower at the conversion rate of $.05 per share, as adjusted to reflect stock splits, distributions, recapitalizations, etc.

            Borrower agrees to pay all costs and expenses incurred by Lender in enforcing this Note, including without limitation all reasonable attorneys fees and expenses incurred by Lender.

            This Note shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date set forth above.

                              INFINITE GROUP, INC.

                              By:_______________________________________
                                   Michael S. Smith, President


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